Exhibit 10.1

TERMINATION AGREEMENT

February 27, 2009

To:	Montpelier Re Holdings Ltd.
Montpelier House
94 Pitts Bay Road
Pembroke HM 08
Bermuda

Attention:	William Pollett, Treasurer and Senior Vice President

From:	Credit Suisse International
One Cabot Square
London E14 4QJ England

This letter agreement (the “Termination Agreement”) relates to the Transactions (the “Transactions”) entered into between Credit Suisse International (“CS”) and Montpelier Re Holdings Ltd. (“Counterparty”), pursuant to (i) a letter agreement dated May 31, 2006, as amended on December 6, 2007, between CS and Counterparty (the “Confirmation”), relating to an aggregate Number of Shares equal to 7,920,000 and (ii) a Share Issuance Agreement dated May 31, 2006 among CS, Counterparty and Credit Suisse Securities (USA) LLC, as collateral agent (the “SIA”).  Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation or the SIA, as applicable.

1.  Termination of Transactions.  The parties agree that:

(a)                                  upon the effectiveness of this Termination Agreement, all the Transactions shall be terminated in their entirety;  and

(b)                                 effective upon payment by CS to Counterparty of $32,000,000 and delivery by Counterparty to CS of 2,000,000 Shares (the “Settlement Shares”), each on March 4, 2009 (the “Early Settlement Date”), both CS and Counterparty shall have satisfied in full their obligations under the Confirmation; and

(c)                                  effective upon delivery by CS to Counterparty of 7,920,000 Shares on the Early Settlement Date, CS shall have satisfied in full its obligations under the SIA.

2.  Representations and Warranties.

(a) Each party represents to the other party that:

(i)                 It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing.

(ii)              It has the power to execute and deliver this Termination Agreement and to perform its obligations under this Termination Agreement and has taken all necessary action to authorize such execution, delivery and performance.

(iii)           Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

(iv)          All governmental and other consents that are required to have been obtained by it with respect to this Termination Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

(v)             Its obligations under this Termination Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) CS represents to, and agrees with, Counterparty that the Settlement Shares shall be used solely to satisfy its obligations under the SIA.

3.  Counterparts.  This Termination Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

4.  Waiver of Trial by Jury.  EACH OF COUNTERPARTY AND CS HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TERMINATION AGREEMENT OR THE ACTIONS OF COUNTERPARTY OF ITS AFFILIATES OR CS OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.  Governing Law.  THIS TERMINATION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Termination Agreement and returning it in the manner indicated in the attached cover letter.

Yours faithfully,

CREDIT SUISSE INTERNATIONAL

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE, NEW YORK BRANCH, AS AGENT FOR CREDIT SUISSE INTERNATIONAL

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE SECURITIES (USA) LLC, AS COLLATERAL AGENT

By:
Name:
Title:

By:
Name:
Title:

Agreed and Accepted By:

MONTPELIER RE HOLDINGS LTD.

By:
Name:
Title: